Exhibit 32

Exhibit 32 - Certification of Principal Executive Officer and Principal
             Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, and accompanies the quarterly report on Form 10-QSB for the quarter ended June 30, 2006 of Taitron Components Incorporated.

I, Stewart Wang, the Principal Executive Officer and Principal Financial Officer of registrant, certify that to the best of my knowledge:

      (i) the quarterly report on Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated August 14, 2006.                       By: /s/ Stewart Wang
                                                 -------------------------------
                                                 Stewart Wang
                                                 Principal Executive Officer and
                                                 Principal Financial Officer